UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): February 25, 2014

DEYU AGRICULTURE CORP.

(Exact name of registrant as specified in Charter)

Nevada	333-160476	80-0329825
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Headquarters in China

Unit 1010, Block B, Huizhi Building

No. 9 Xueqing Road

Haidian District, Beijing, PRC

Zip Code: 100085

Office in the United States

Columbus Circle 5

1790 Broadway, 8th Floor

New York, New York 10019, USA

(Address, including zip code, of principal executive offices)

In China: 86-10-8273-2870

In the United States: (646) 499-5475

(Issuer Telephone number)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 25, 2014, Deyu Agriculture Corp., a Nevada corporation (the “Company”) issued a press release announcing that the Company expects to record a loss for the fiscal year ended December 31, 2013. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press Release	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DEYU AGRICULTURE CORP.

Date: February 25, 2014	By:	/s/ Amy He
Amy He Chief Financial Officer